SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 3, 2007


                             ARROW ELECTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         NEW YORK                        1-4482                   11-1806155
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(State or Other Jurisdiction        (Commission File            (IRS Employer
     of Incorporation)                   Number)             Identification No.)


50 MARCUS DRIVE, MELVILLE, NEW YORK                                  11747
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (631) 847-2000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

On December 3, 2007 Arrow Electronics, Inc. (the "Company") issued a press release disclosing that it is raising its financial guidance for the quarter ended December 31, 2007. A copy of the release is attached as Exhibit 99.1 to this report.

The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits. The following exhibit is filed herewith:

          99.1 Press release dated December 3, 2007 issued by Arrow Electronics, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARROW ELECTRONICS, INC.


Date: December 5, 2007                          By: /S/ Peter S. Brown
                                                   -----------------------------
                                                Name:  Peter S. Brown
                                                Title: Senior Vice President and
                                                       General Counsel


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                                INDEX TO EXHIBITS

  Exhibit No.                      Description
 ------------- -----------------------------------------------------------------
     99.1      Press release dated December 3, 2007 issued by Arrow Electronics,
               Inc.